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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  -----------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 20, 1998


                        Marquette Medical Systems, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Wisconsin                     0-18724             39-1046671
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(State or other jurisdiction         (Commission       (IRS Employer
 of incorporation)                   File No.)         Identification No.)

              8200 West Tower Avenue, Milwaukee, Wisconsin       53223
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        (Address of principal executive offices)                 (Zip Code)



 Registrant's Telephone Number, including Area Code:         (414) 355-5000
                                                      --------------------------



                                      N/A
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         (Former Name or Former Address, if changed since last report)
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Item 5.  Other Events.

     (A) On September 20, 1998, the Registrant entered into a Plan and Agreement of Merger with General Electric Company and Emerald Sub Corp, pursuant to which Emerald Sub Corp, subject to the terms and conditions set forth therein, will merge into the Registrant, which will then become a wholly-owned subsidiary of General Electric Company. The shareholders of the Registrant will receive shares of common stock of General Electric Company.

     (B) On September 20, 1998, the Registrant and General Electric Company executed a Stock Option Agreement pursuant to which and subject to the terms and conditions therein set forth the Registrant granted to General Electric Company an irrevocable option to purchase up to 3,645,851 common shares of the Registrant.

     (C) On September 20, 1998, Michael J. Cudahy, a shareholder of the Registrant, entered into a Shareholder Agreement with General Electric Company.

     (D) On September 20, 1998, the Registrant entered into a First Amendment to Rights Agreement with Firstar Trust Company.


Item 7(c).  Exhibits.

     1. Agreement and Plan of Merger dated September 20, 1998 between Registrant, General Electric Company, and Emerald Sub Corp.

     2. Stock Option Agreement dated September 20, 1998 between Registrant and General Electric Company.

     3. Shareholder Agreement dated September 20, 1998 between Michael J. Cudahy and General Electric Company.

     4. First Amendment to Rights Agreement dated September 20, 1998 between Registrant and Firstar Trust Company.

     5.   Press Release dated September 21, 1998

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         MARQUETTE MEDICAL SYSTEMS, INC.

                         By:  /s/ Frederick A. Robertson
                            ---------------------------------------
                              Frederick A. Robertson,
                              Chief Executive Officer

DATED:   September 21, 1998

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No. (as
assigned under
Item 601(a)-Reg SK)           Exhibit


     1 Agreement and Plan of Merger dated September 20, 1998 between Registrant, General Electric Company, and Emerald Sub Corp.

     2 Stock Option Agreement dated September 20, 1998 between Registrant and General Electric Company.

     3 Shareholder Agreement dated September 20, 1998 between Michael J. Cudahy and General Electric Company.

     4 First Amendment to Rights Agreement dated September 20, 1998 between Registrant and Firstar Trust Company.

     5                        Press Release dated September 21, 1998.

                                       4